UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

Suite 3A, 106 East Babcock Street			59715
Bozeman,	Montana
(Address of Principal Executive Offices)[1]			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 We are a Delaware corporation with a globally distributed workforce and no corporate headquarters. Under the Securities and Exchange Commission's rules, we are required to designate a “principal executive office.” For purposes of this report, we have designated our office in Bozeman, Montana as our principal executive office, as that is where our Chief Executive Officer and Chief Financial Officer are based.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Amended and Restated Non-Employee Director Compensation Policy

On April 5, 2023, the Board of Directors (the “Board”) of Snowflake Inc. (the “Company”) approved an amended and restated Non-Employee Director Compensation Policy (the “A&R Director Compensation Policy”), which is filed and attached hereto as Exhibit 99.1 and is incorporated herein by reference. The A&R Director Compensation Policy reflects the following changes: (i) upon appointment to the Board, each non-employee director will automatically receive a restricted stock unit award for the Company’s Class A common stock (“Class A common stock”) under the Company’s 2020 Equity Incentive Plan (the “Plan”), having a value of $1,000,000.00 based on the Fair Market Value (as defined in the Plan) of the underlying Class A common stock as of the date of grant (the “Initial RSU”); and (ii) such non-employee director will not receive any additional cash or equity compensation, including the Annual RSU (as defined in the A&R Director Compensation Policy), for the balance of the calendar year in which such non-employee director is appointed to the Board.

Departure of Director

On April 5, 2023, Carl M. Eschenbach, a Class III director of the Board and a member of the Compensation Committee of the Board (the “Compensation Committee”), provided notice of his resignation as a member of the Board and any committees thereof, effective as of immediately prior to the appointment of his successor to the Board (the “Effective Time”). Mr. Eschenbach’s resignation was not the result of a disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices. Upon the Effective Time, Mr. Eschenbach entered into an advisor agreement with the Company to provide advisory services to the Company’s management, the Board, and/or any committees of the Board. In connection with his role as an advisor, Mr. Eschenbach’s outstanding Annual RSU (as defined in the A&R Director Compensation Policy) will continue to vest so long as he is providing Continuous Service (as defined in the Plan), and he received a restricted stock unit award for Class A common stock under the Plan having a value of $75,000.00 based on the average Fair Market Value of the underlying Class A common stock for the 20 trading days prior to and ending on the date of grant (the “Advisor RSU”). Subject to Mr. Eschenbach’s Continuous Service, the Advisor RSU will fully vest on the one year anniversary of the date of grant. Mr. Eschenbach’s advisor agreement was approved by the Audit Committee of the Board under the Company’s related party transactions policy. The advisor agreement is filed and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Appointment of Director

On April 5, 2023, the Board, upon recommendation of the Nominating and Governance Committee of the Board, appointed Mark D. McLaughlin as a Class III director whose term will expire at the Company’s 2023 annual meeting of stockholders, effective immediately. Mr. McLaughlin’s appointment fills the vacancy created by Mr. Eschenbach’s resignation, and Mr. McLaughlin has also been appointed as a member of the Compensation Committee and as a member of the Equity Award Compensation Subcommittee of the Compensation Committee.

From 2011 until 2018, Mr. McLaughlin served as Chief Executive Officer and Chairman of the Board of Palo Alto Networks, a global cybersecurity company, and as Vice Chairman of the Board until December 2022. From 2009 through 2011, Mr. McLaughlin served as President and Chief Executive Officer of VeriSign, Inc., a provider of internet infrastructure services. Prior to that, Mr. McLaughlin served in several roles at VeriSign, including as Executive Vice President, Products and Marketing. President Barack Obama appointed him to serve on the President’s National Security Telecommunications Advisory Committee in January 2011, and he served on this Committee until April 2023. Mr. McLaughlin currently serves as Chairman of the board of directors of Qualcomm, Inc. and as a director of Snorkel.AI. Mr. McLaughlin holds a B.S. from the U.S. Military Academy at West Point and a J.D. from Seattle University School of Law.

There is no arrangement or understanding between Mr. McLaughlin and the Company or any other person pursuant to which Mr. McLaughlin was elected as a director. Additionally, there are no transactions involving the Company and Mr. McLaughlin that the Company would be required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

For his service on the Board and the Compensation Committee, Mr. McLaughlin will be compensated pursuant to the A&R Director Compensation Policy. Mr. McLaughlin was granted the Initial RSU under the A&R Director Compensation Policy on April 5, 2023. In accordance with the A&R Director Compensation Policy, all of the shares subject to Mr. McLaughlin’s then-outstanding Company equity awards will become fully vested immediately prior to the consummation of a change of control.

Beginning in calendar year 2024, and in accordance with the A&R Director Compensation Policy, Mr. McLaughlin will receive (i) an annual cash retainer of $33,000.00 for serving on the Board and (ii) an annual cash retainer of $9,500.00 for serving on the Compensation Committee, each paid quarterly and pro-rated for any partial months of service.

Mr. McLaughlin has entered into the Company’s standard form of indemnification agreement, which is attached as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 24, 2020 (File No. 333-248280).

A copy of the press release announcing Mr. McLaughlin’s appointment as a director of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information contained in Exhibit 99.3 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Non-Employee Director Compensation Policy
99.2	Advisor Agreement between Snowflake Inc. and Carl Eschenbach dated April 5, 2023
99.3	Press Release issued by Snowflake Inc. dated April 7, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Dated: April 7, 2023
	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer